Fees Summary	Feb. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 208,409,086
Previously Paid Amount	0
Total Fee Amount	28,781.29
Total Offset Amount	0
Net Fee	$ 28,781.29